UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                                   SWANK, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    1-5354                     04-1886990
          --------                    ------                     ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)

               90 Park Avenue
              New York, New York                                10016
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    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 867-2600


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 7, 2006, Swank, Inc. (the "Company") and Eric P. Luft, Senior Vice President and a member of the board of directors of the Company, entered into an amendment, dated February 28, 2006, to the Amended and Restated Employment Agreement dated December 18, 2003, as amended to date (the "Agreement"), between the Company and Mr. Luft. Among other things, the amendment extends the term of Mr. Luft's employment under the Agreement to September 30, 2006. A copy of the amendment is filed as an exhibit to this Form 8-K as Exhibit 10.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired. Not Applicable.
          -------------------------------------------

     (b)  Pro Forma Financial Information. Not Applicable.
          -------------------------------

     (c)  Exhibits.
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          Exhibit No.       Description
          -----------       -----------

          1.01 Letter Agreement dated February 28, 2006 between the Company and Eric P. Luft


                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 8, 2006      SWANK, INC.


                            By: /s/ Jerold R. Kassner
                                ---------------------
                                Jerold R. Kassner, Senior Vice
                                  President and Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit No.      Description
   -----------      -----------

     1.01 Letter Agreement dated February 28, 2006 between the Company and Eric P. Luft.